                                                                    EXHIBIT 99.1

                           NETWORKS ASSOCIATES, INC.
                             PRO FORMA INFORMATION


     The accompanying pro forma condensed consolidated statements of operations have been derived from the historical financial statements of Networks Associates, Inc. and Cybermedia, Inc. and adjust such information to give effect to the acquisition of Cybermedia.

     The pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 assume that the acquisition of Cybermedia occurred on January 1, 1997.

     The pro forma information is not necessarily indicative of the actual results that would have occurred had the transactions been in effect on the dates and for the periods indicated or which may result in the future. This pro forma information should be read in conjunction with the notes thereto and the historical financial information.

                            NETWORKS ASSOCIATES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      (in thousands, except per share data)
                                   (unaudited)

                                                   NETWORKS                       PRO FORMA        PRO FORMA
                                                  ASSOCIATES      CYBERMEDIA     ADJUSTMENTS       COMBINED
                                                  ----------      ----------     -----------       ---------
Net Revenue                                        $ 727,229       $  71,227                       $ 798,456
                                                   ---------       ---------                       ---------
Cost of Revenue                                      132,952          14,477                         147,429
Research and Development                             100,597           9,333                         109,930
Sales and Marketing                                  208,356          39,464                         247,820
General and Administrative                            78,817           6,940                          85,757
Amortization of Intangibles                            6,135                      $   8,725 (1)       14,140
                                                                                       (720)(2)
Acquisition and related costs                        188,671          11,341                         200,012
                                                   ---------       ---------      ---------        ---------
     Total operating expenses                        715,528          81,555          8,005          805,088

Income (loss) from operations                         11,701         (10,328)        (8,005)          (6,632)
Interest and other income/exp, net                    20,366           1,170             --           21,536
                                                   ---------       ---------      ---------        ---------
     Income (loss) before taxes                       32,067          (9,158)        (8,005)          14,904
Provision for taxes                                   68,982           2,582         10,104 (3)       81,668
                                                   ---------       ---------      ---------        ---------
     Net loss                                      $ (36,915)      $ (11,740)     $ (18,109)       $ (66,764)
                                                   =========       =========      =========        =========

Net loss per share - basic                         $   (0.30)             --                       $   (0.53)
                                                   =========                                       =========
Shares used in per share calculation - basic         124,901              --                         124,901
                                                   =========                                       =========
Net loss per share - diluted                       $   (0.30)             --                       $   (0.53)
                                                   =========                                       =========
Shares used in per share calculation - diluted       124,901              --                         124,901
                                                   =========                                       =========

                           NETWORKS ASSOCIATES, INC.

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF OPERATIONS FOR THE YEAR
                             ENDED DECEMBER 31, 1997
                                   (UNAUDITED)


(1) Represents amortization of goodwill and other intangibles associated with the CyberMedia acquisition over a seven and a three year amortization period, respectively.

(2) Represents the reduction in CyberMedia's executive compensation costs to reflect the acquisition.

(3) Represents income tax effects of including CyberMedia's operating results and the pro forma adjustments set forth above.

                            NETWORKS ASSOCIATES, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                      (in thousands, except per share data)
                                   (unaudited)

                                                   NETWORKS                       PRO FORMA        PRO FORMA
                                                  ASSOCIATES      CYBERMEDIA     ADJUSTMENTS       COMBINED
                                                  ----------      ----------     -----------       ---------
Net Revenue                                        $ 699,850       $   7,418                       $ 707,268
                                                   ---------       ---------      ---------        ---------
Cost of Revenue                                      132,245           7,738                         139,983
Research and Development                              95,202           7,771                         102,973
Sales and Marketing                                  198,677          34,731                         233,408
General and Administrative                            53,557          23,780         (1,701)(1)       61,876
                                                                                    (13,760)(2)
Amortization of Intangibles                            9,932                          6,544 (3)       16,476
Acquisition and related costs                        339,772                                         339,772
                                                   ---------       ---------      ---------        ---------
     Total operating expenses                        829,385          74,020         (8,917)         894,488

Income (loss) from operations                       (129,535)        (66,602)         8,917         (187,220)
Interest and other income and
  expense, net                                        13,689             431             --           14,120
                                                   ---------       ---------      ---------        ---------
     Income (loss) before taxes                     (115,846)        (66,171)         8,917         (173,100)
Provision for taxes                                   77,241             199        (20,772)(4)       56,668
                                                   ---------       ---------      ---------        ---------
     Net income (loss)                             $(193,087)      $ (66,370)     $  29,689        $(229,768)
                                                   =========       =========      =========        =========
Net income (loss) per share - basic                $   (1.47)             --                       $   (1.75)
                                                   =========       =========                       =========
Shares used in per share
  calculation - basic                                131,428              --                         131,428
                                                   =========       =========                       =========
Net income (loss) per share - diluted              $   (1.47)             --                       $   (1.75)
                                                   =========       =========                       =========
Shares used in per share
  calculation - diluted                              131,428              --                         131,428
                                                   =========       =========                       =========

                           NETWORKS ASSOCIATES, INC.

                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                   STATEMENT OF OPERATIONS FOR THE NINE MONTHS
                            ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)


(1) Represents the reduction in CyberMedia's executive compensation costs to reflect the acquisition

(2) Represents elimination of legal expenses incurred by CyberMedia related to various shareholder class action lawsuits.

(3) Represents amortization of goodwill and other intangibles associated with the CyberMedia acquisition over a seven and a three year amortization period, respectively.

(4) Represents income tax effects of including CyberMedia's operating results and the pro forma adjustments set forth above.